Exhibit 99.2

© 2024 Scholar Rock, Inc. All rights reserved. Positive Topline Results from Pivotal Phase 3 SAPPHIRE Trial of Apitegromab in Spinal Muscular Atrophy (SMA) October 7, 2024 1

© 2024 Scholar Rock, Inc. All rights reserved. Agenda 2 Jay Backstrom, M.D., MPH, President & Chief Executive Officer Introduction Jing Marantz , M.D. Ph.D., Chief Medical Officer SAPPHIRE Results Jay Backstrom, M.D., MPH, President & Chief Executive Officer Concluding Remarks Q&A Session

© 2024 Scholar Rock, Inc. All rights reserved. Forward - Looking Statements Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock Holding Corporation and Scholar Rock, Inc . (collectively, “Scholar Rock”), including, without limitation, Scholar Rock’s expectations regarding its growth, strategy, progress and timing of its clinical trials for apitegromab, and indication selection and development timing, including the timing of any regulatory submissions or commercial launch, the therapeutic potential, clinical benefits and safety of any product candidates, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, its cash runway, expectations regarding the achievement of important milestones, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform . The use of words such as “may,” “might,” “could,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward - looking statements . All such forward - looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward - looking statements . These risks and uncertainties include, without limitation, whether the results from the Phase 3 SAPPHIRE trial will be sufficient to support regulatory approval, that the full results from the Phase 3 SAPPHIRE trial may differ from the topline data, that preclinical and clinical data, including the results from the Phase 2 or Phase 3 clinical trial of apitegromab, are not predictive of, may be inconsistent with, or more favorable than, data generated from future or ongoing clinical trials of the same product candidates ; the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials ; information provided or decisions made by regulatory authorities ; competition from third parties that are developing products for similar uses ; Scholar Rock’s ability to obtain, maintain and protect its intellectual property ; Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials ; and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives, and our ability to continue as a going concern ; as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2024 , as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission . Any forward - looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date . All information in this presentation is as of the date of the presentation, and Scholar Rock undertakes no duty to update this information unless required by law . This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the FDA or any other regulatory agency . No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied . This presentation may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry . This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk . Apitegromab is an investigational drug candidate under evaluation . Apitegromab has not been approved for any use by the FDA or any other regulatory agency and the safety and efficacy of apitegromab has not been established .

© 2024 Scholar Rock, Inc. All rights reserved. Introduction Jay Backstrom, M.D., MPH President & Chief Executive Officer 4

© 2024 Scholar Rock, Inc. All rights reserved. Our Purpose: Create Possibilities for Those Living with Spinal Muscular Atrophy (SMA) 5 Muscle is everything. I want to live knowing that I have the strength to take care of myself if left alone. - Lyza

© 2024 Scholar Rock, Inc. All rights reserved. 6 CONSISTENT clinically meaningful benefit across all age groups (2 - 21) FAVORABLE SAFETY profile consistent with >48 months experience in Phase 2 TOPAZ trial 30 % of apitegromab patients ACHIEVED ≥3 POINT IMPROVEMENT IN HFMSE † 1.8 (p=0.0192) POINT IMPROVEMENT in HFMSE* vs. placebo MET PRIMARY ENDPOINT: Positive Phase 3 SAPPHIRE Trial: Transformative Benefit in SMA Apitegromab has the potential to alter the course of SMA * Based on apitegromab combined dose (10 mg/kg and 20 mg/kg) + SOC versus placebo + SOC † 12.5% of patients on placebo + SOC achieved a ≥3 - point improvement in HFMSE SOC = Standard of care (i.e., nusinersen or risdiplam)

© 2024 Scholar Rock, Inc. All rights reserved. Jing Marantz, M.D., Ph.D. Chief Medical Officer Phase 3 SAPPHIRE Topline Results

SAPPHIRE – APITEGROMAB IN SMA

Study Design

SAPPHIRE

Randomized, double-blind, placebo-controlled, parallel arm design (n=188)
Patients on standard of care (nusinersen or risdiplam)

SCREENING	TREATMENT (52 weeks)

MAIN POPULATION (n=156)

Ages 2-12

With nonambulatory Types 2 and 3 SMA

Stratified to ensure balanced allocation across the three arms:

1. Age at SOC initiation (age < 5 vs. age ≥ 5)
2. SOC (nusinersen vs. risdiplam)

R

1:1:1

- Apitegromab (20 mg/kg IV q4w) + SOC
- Apitegromab (10 mg/kg IV q4w) + SOC
- Placebo (IV q4w) + SOC

ENDPOINTS

Primary Efficacy:
Mean HFMSE change from baseline at 12 months

Additional Efficacy Measures:
RULM, WHO, other outcome measures

Safety, PK/PD, ADA

Additional Study Objectives

Exploratory Population (n = 32, age 13-21)

Stratified by SOC, randomized 2:1 between apitegromab 20 mg/kg vs placebo
Endpoints: Safety & exploratory efficacy

Separate open-label extension study (after patients complete 12-month treatment period)
Safety & exploratory long-term efficacy

ClinicalTrials.gov Identifier: NCT05156320
HFMSE=Hammersmith Functional Motor Scale Expanded; RULM=Revised Upper Limb Module; WHO: World Health Organization Motor Developmental Milestones; R=randomization; SMA=spinal muscular atrophy; SOC=standard of care; PK/PD=pharmacokinetics/pharmacodynamics; ADA=anti-drug antibodies.

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© 2024 Scholar Rock, Inc. All rights reserved.

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SAPPHIRE – APITEGROMAB IN SMA

Prespecified Statistical Analysis Plan

Primary Objective

To assess the efficacy of apitegromab compared with placebo using HFMSE in patients 2 through 12 years old

R
1:1:1

Apitegromab (20 mg/kg)
+ SOC

Apitegromab (10 mg/kg)
+ SOC

Placebo
+ SOC

Primary Confirmatory Test

Prespecified Analyses	Boundary To Win
Apitegromab combined dose (10 mg/kg and 20 mg/kg) + SOC vs. Placebo + SOC	One p-value ≤ **0.025** Other p-value > **0.05**
	OR
Apitegromab 20 mg/kg + SOC vs. Placebo + SOC	Both p-value ≤ **0.05**

- Prespecified analyses to assess dose: combined apitegromab doses (10 mg/kg + 20 mg/kg), 20 mg/kg, and 10 mg/kg; 10 mg/kg and 20 mg/kg expected to be similar based on insights from TOPAZ
- Primary confirmatory test evaluates HFMSE for combined dose and 20 mg/kg concurrently by Hochberg, followed by RULM, HFMSE ≥ 3 proportion, WHO for 20 mg/kg, then HFMSE, RULM, HFMSE ≥ 3, WHO for 10 mg/kg dose in a hierarchical order

The Hochberg procedure (Hochberg 1988) was used to test: 1) apitegromab combined dose (10 mg/kg and 20 mg/kg) vs placebo and 2) apitegromab 20 mg/kg dose vs placebo concurrently for the primary endpoint as the primary confirmatory test. The hierarchical testing procedure was applied to account for multiple confirmatory tests for the primary endpoint and key secondary endpoints. The testing procedure first evaluated the primary confirmatory test, followed by analyses of key secondary endpoints for apitegromab 20 mg/kg, and then the analyses of primary endpoint and key secondary endpoints for apitegromab 10 mg/kg.
SOC=standard of care

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© 2024 Scholar Rock, Inc. All rights reserved.

© 2024 Scholar Rock, Inc. All rights reserved. 10 *1 patient from 2 - 12 age group opted not to enroll in the ONYX study. † 1 subject (1%) in the 20 mg/kg apitegromab arm in the 2 - 12 age group withdrew consent. 1 subject (3%) in the 20 mg/kg apitegro mab arm in the 13 - 21 age group withdrew consent. Neither withdrew consent due to an adverse event. SOC=standard of care. 188 Patients Underwent Randomization Ages 2 - 12 156 Completed SAPPHIRE Treatment Period 155 † (99%) Apitegromab 20 mg/kg + SOC 53 Apitegromab 10 mg/kg + SOC 53 Placebo + SOC Group 50 Ages 13 - 21 32 Completed SAPPHIRE Treatment Period 31 † (97%) Apitegromab 20 mg/kg + SOC 22 Placebo + SOC Group 10 SAPPHIRE – APITEGROMAB IN SMA 98% of Patients Continue on Long - Term Extension ONYX Long - Term Extension Trial (Ongoing) 185* (98%)

SAPPHIRE – APITEGROMAB IN SMA

Baseline Demographics and Disease Characteristics Well Balanced

	Ages 2-12				Ages 13-21	
	Placebo + SOC (N = 50)	Apitegromab 10 mg/kg + SOC (N = 53)	Apitegromab 20 mg/kg + SOC (N = 53)	Apitegromab + SOC (N = 106)	Placebo + SOC (N = 10)	Apitegromab 20 mg/kg + SOC (N = 22)
Female Sex, n (%)	25 (50.0)	23 (43.4)	26 (49.1)	49 (46.2)	5 (50.0)	15 (68.2)
Age at Screening – years, mean (range)	8.1 (3, 12)	7.4 (2, 12)	7.9 (2, 12)	7.6 (2, 12)	15.2 (13, 18)	16.1 (13, 21)
SMN Therapy at Randomization						
Nusinersen / Risdiplam (%)	80 / 20	75.5 / 24.5	77.4 / 22.6	76.4 / 23.6	60 / 40	54.5 / 45.5
Duration of Nusinersen / Risdiplam – years, mean	5.5 / 2.7	4.4 / 3.0	5.3 / 3.5	4.8 / 3.2	6.7 / 3.3	5.9 / 3.8
SMN Therapy Initiation Age, <5 / ≥5 years (%)	88 /12	86.8 / 13.2	84.9 / 15.1	85.8 / 14.2	N/A	N/A
Number of SMN Therapies, 1 / 2 (%)	86 / 14	86.8 / 13.2	84.9 / 15.1	85.8 / 14.2	80 / 20	90.9 / 9.1
SMA Type, Type 2 /3 (%)	94 / 6	83 / 17	90.6 / 9.4	86.8 / 13.2	60 / 40	40.9 / 59.1
SMN2 Copy Number, 2 / 3 / 4 (%)	4 / 90 / 2	11.3 / 77.4 / 7.5	7.5 / 86.8 / 5.7	9.4 / 82.1 / 6.6	0 / 80 / 10	4.5 / 59.1 / 13.6
Baseline HFMSE Score, mean (range)	27.8 (9, 46)	25.5 (9, 48)	25.5 (10, 43)	25.5 (9, 48)	22.8 (10, 45)	20.6 (8, 43)
History of Scoliosis (%)	70	71.7	71.7	71.7	90	86.4

KEY TAKEAWAYS

- Study population was broadly representative of SMA population
- Patients on the advanced phase of their SMN therapy journey

Max=Maximum; Min=Minimum; SD=standard deviation; SMN=Survival Motor Neuron; SMA=Spinal Muscular Atrophy, SOC=standard of care.

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© 2024 Scholar Rock, Inc. All rights reserved.

© 2024 Scholar Rock, Inc. All rights reserved. 12 Finkel RS et al. “Final Safety and Efficacy Data From the SHINE Study in Participants With Infantile - Onset and Later - Onset SMA.” Presented at Cure SMA Annual Conference, July 2024 *Patient age based on those received active treatment (mean or median) 1. This information from third - party studies is provided for background purposes only and is not intended to convey or imply a comp arison to the SAPPHIRE clinical trial results SMN=survival motor neuron Despite Chronic SMN Therapy, SMA Patients Continue To Lose Function Over Time Early - dosed (CHERISH/SHINE) Delayed - dosed (SHINE) Sham control (CHERISH) -6 -4 -2 0 2 4 6 ο - 1.3 (SD: 9.3) From Baseline ο - 2.3 (SD: 9.6) From Baseline ο - 0.4 (SD: 4.9) From Baseline Study Day [Year] Change (SE) in HFMSE Early - dosed (CHERISH/SHINE) n= Delayed - dose (SHINE) n= Sham control (CHERISH) n= 84 42 42 84 41 84 41 84 40 41 83 18 42 76 24 39 83 37 83 37 79 35 74 29 75 30 54 22 61 39 0 92 [0.3] 169 [0.5] 253 [0.7] 350 [1.0] 450 [1.2] 690 [1.9] 930 [2.5] 1170 [3.2] 1410 [3.9] 1710 [4.7] 2070 [5.7] 2430 [6.7] 2790 [7.6] Time Period Similar to TOPAZ study Time Period Similar to SAPPHIRE study SMN - targeted therapies prevent further degeneration of motor neurons 1 , yet lack any direct impact on muscle atrophy Substantial room for improvement in the current approved treatment landscape exists

© 2024 Scholar Rock, Inc. All rights reserved. 13 *Hochberg method prespecified for multiplicity adjustment; **nominal p value HFMSE=Hammersmith Functional Motor Scale Expanded. Unadjusted P - value Results (vs Placebo, n=50) n Analysis 0.0192* 1.8 106 Apitegromab 10+20 mg/kg combined 0.1149* 1.4 53 Apitegromab 20 mg/kg 0.0121** 2.2 53 Apitegromab 10 mg/kg Change from Baseline in HFMSE Total Score Primary Endpoint Met Clinically Meaningful and Statistically Significant Improvement in HFMSE SAPPHIRE – APITEGROMAB IN SMA Achieved Statistical Significance Primary Analysis

© 2024 Scholar Rock, Inc. All rights reserved. -5 -4 -3 -2 -1 0 1 2 3 4 5 14 Improvement in HFMSE Consistent Across Doses and Age Groups SAPPHIRE – APITEGROMAB IN SMA LS Mean Difference (95% CI) [Active - Placebo] 1.8 (0.30, 3.32) 2 - 12 years apitegromab combined dose (10 & 20 mg/kg; n=106) vs. placebo (n=50) 1.4 ( - 0.34, 3.13) 2 - 12 years apitegromab 20 mg/kg dose (n=53) vs. placebo (n=50) 2.2 (0.49, 3.95) 2 - 12 years apitegromab 10 mg/kg dose (n=53) vs. placebo (n=50) 1.8 ( - 1.06, 4.57) 13 - 21 years apitegromab 20 mg/kg dose (n=22) vs. placebo (n=10) 1.8 (0.46, 3.16) Pooled 2 - 21 years apitegromab (n=128) vs. placebo (n=60) Favor Apitegromab Favor Placebo Change from Baseline in HFMSE Total Score at 12 Months* CI=Confidence Interval; EXP=Exploration Subpopulation; HFMSE=Hammersmith Functional Motor Scale Expanded; SOC=standard of car e. *n values at 12 - month endpoint

© 2024 Scholar Rock, Inc. All rights reserved. 15 CI=Confidence Interval; EXP=Exploration Subpopulation; HFMSE=Hammersmith Functional Motor Scale Expanded; LS=Least Squares; M EP= Main Efficacy Population; SOC=standard of care. SAPPHIRE – APITEGROMAB IN SMA Early and Increasing HFMSE Improvement vs. Placebo Least Squares Mean (+/ - SE) Change from Baseline in HFMSE Total Score by Visit (MITT Set) Apitegromab - treated patients improved on HFMSE, while placebo patients declined on HFMSE over 12 months -2 -1 0 1 2 Placebo + SOC (N=50) Apitegromab combined dose + SOC (N=106) 0 8 16 24 32 40 Time (weeks) 52 LS Mean Change from Baseline in HFMSE 48 49 50 48 50 50 50 Placebo + SOC 102 102 102 101 105 105 106 Apitegromab + SOC

© 2024 Scholar Rock, Inc. All rights reserved. 16 30% of Apitegromab Patients Achieved ≥3 Points on HFMSE HFMSE=Hammersmith Functional Motor Scale Expanded; SOC = standard of care. SAPPHIRE – APITEGROMAB IN SMA ≥3 Point Improvement in HFMSE 30.4% 12.5% 0% 5% 10% 15% 20% 25% 30% 35% Apitegromab Combined Dose + SOC Placebo + SOC Proportion of Patients 6/48 31/102 n/N Proportion of patients achieving ≥3 Point Improvement in HFMSE was higher for apitegromab vs. placebo in combined dose (odds ratio 3.0, p=0.0256)

SAPPHIRE – APITEGROMAB IN SMA

Well-Tolerated Safety Consistent With Established Profile Observed in Phase 2 TOPAZ Trial

	Ages 2-12				Ages 13-21	
Summary of Adverse Events (AE)	Placebo + SOC (N = 50) n (%)	Apitegromab 10 mg/kg + SOC (N = 53) n (%)	Apitegromab 20 mg/kg + SOC (N = 53) n (%)	Apitegromab + SOC (N = 106) n (%)	Placebo + SOC (N = 10) n (%)	Apitegromab 20 mg/kg + SOC (N = 22) n (%)
AE	43 (86.0)	51 (96.2)	46 (86.8)	97 (91.5)	9 (90.0)	19 (86.4)
SAE	5 (10.0)	9 (17.0)	12 (22.6)	21 (19.8)	1 (10.0)	0
AE Grade ≥ 3	5 (10.0)	9 (17.0)	11 (20.8)	20 (18.9)	1 (10.0)	1 (4.5)
AE Leading to treatment discontinuation	0	0	0	0	0	0
AE Leading to study withdrawal	0	0	0	0	0	0

- AE ≥20% incidence in apitegromab-treated patients were pyrexia, nasopharangitis, cough, vomiting, upper respiratory track infection, and headache
- SAEs pneumonia and dehydration were infrequent (<8%) and deemed unrelated to apitegromab

KEY TAKEAWAYS

- There were no clinically relevant differences in the adverse event profile by dose, 10 mg/kg vs 20 mg/kg
- SAEs were consistent with underlying disease and standard of care, and none were assessed as related to apitegromab
- There were no study drug discontinuations due to adverse events

AE=Adverse Event; SOC=standard of care. All AEs are coded using the MedDRA version 26.1.

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© 2024 Scholar Rock, Inc. All rights reserved. 18 Potential to Transform Standard of Care in SMA 1.8 - point improvement in HFMSE (p=0.0192) compared to placebo Patients improving on apitegromab vs. declining on placebo Favorable safety profile supports durability of treatment >48 months treatment experience in SMA 1 Clear and Meaningful Improvement Well - tolerated Safety Profile Broadly representative study population Improvement across all age groups (2 - 21) Potential to be Suitable for Broad SMA Population* 1 Based on TOPAZ patients receiving combination therapy after 4 years of treatment. Data cutoff date: April 2024 * If approved by regulatory authorities SAPPHIRE – APITEGROMAB IN SMA

© 2024 Scholar Rock, Inc. All rights reserved. Conclusion Jay Backstrom, M.D., MPH President & Chief Executive Officer

© 2024 Scholar Rock, Inc. All rights reserved. TGFβ=Transforming growth factor - beta. O UR MISSI ON To discover, develop, and deliver life - changing therapies by harnessing cutting - edge science to create new possibilities for people living with serious diseases We are a global leader in harnessing the life - changing potential of the TGFβ superfamily

© 2024 Scholar Rock, Inc. All rights reserved. Scholar Rock has an industry - leading, highly selective antibody engineering platform that has succeeded where others have failed. Apitegromab is the first and only muscle targeted therapy to show clinically meaningful and statistically significant functional improvement in SMA. Apitegromab is also the first and only anti - myostatin therapy to demonstrate a functional improvement in a pivotal Phase 3 study. 21 Innovating a New Era in the Treatment of Spinal Muscular Atrophy

© 2024 Scholar Rock, Inc. All rights reserved. 22 CONSISTENT clinically meaningful benefit across all age groups (2 - 21) FAVORABLE SAFETY profile consistent with >48 months experience in Phase 2 TOPAZ trial 30% of apitegromab patients ACHIEVED ≥3 POINT IMPROVEMENT IN HFMSE † 1.8 (p=0.0192) POINT IMPROVEMENT in HFMSE* vs. placebo MET PRIMARY ENDPOINT: Apitegromab Has the Potential to Transform Standard of Care in SMA Scholar Rock is working with a sense of urgency to bring apitegromab to SMA patients * Based on apitegromab combined dose (10 mg/kg and 20 mg/kg) + SOC versus placebo + SOC † 12.5% of patients on placebo + SOC achieved a ≥3 - point improvement in HFMSE SOC = Standard of care (i.e., nusinersen or risdiplam)

© 2024 Scholar Rock, Inc. All rights reserved. 23 Upcoming Planned Key Milestones * If approved by relevant health authorities • Submit FDA and EMA applications in Q1 2025 • Request priority review (FDA) and accelerated assessment (EMA) Apitegromab Regulatory Submissions • US launch in Q4 2025 and EU launch to follow Apitegromab Commercial Launch in SMA* • Obesity: EMBRAZE readout expected in Q2 2025 • SMA: Under 2 study initiation planned for mid - 2025 Myostatin Clinical Momentum

© 2024 Scholar Rock, Inc. All rights reserved. Q&A Session 24

© 2024 Scholar Rock, Inc. All rights reserved. 25 Thank you!

© 2024 Scholar Rock, Inc. All rights reserved. 26 Appendix

© 2024 Scholar Rock, Inc. All rights reserved. 27 Total Latent Myostatin Levels Over Time MEP=main efficacy population; SD=standard deviation. • Robust and sustained target engagement were observed following apitegromab dosing • Similar levels of target engagement were observed for 10 mg/kg and 20 mg/kg KEY TAKEAWAYS Latent Myostatin Level Over Time 0 200 400 600 Apitegromab 20 mg/kg (MEP) Apitegromab 10 mg/kg (MEP) Mean ( ± SD) Latent Myostatin Concentration (µg/mL) Time, days 0 28 168 308 336 364 56 84 112 140 196 224 252 280 SAPPHIRE – APITEGROMAB IN SMA

SAPPHIRE – APITEGROMAB IN SMA

Well-Tolerated Safety Consistent With Established Profile

Summary of Adverse Events	Main Efficacy Population				Exploratory Subpopulation	
	Placebo + SOC (N = 50) n (%)	10 mg/kg + SOC (N = 53) n (%)	20 mg/kg + SOC (N = 53) n (%)	SRK-015 + SOC (N = 106) n (%)	Placebo + SOC (N = 10) n (%)	20 mg/kg + SOC (N = 22) n (%)
AE	43 (86.0)	51 (96.2)	46 (86.8)	97 (91.5)	9 (90.0)	19 (86.4)
SAE	5 (10.0)	9 (17.0)	12 (22.6)	21 (19.8)	1 (10.0)	0
AE Grade ≥ 3	5 (10.0)	9 (17.0)	11 (20.8)	20 (18.9)	1 (10.0)	1 (4.5)
AE Leading to treatment discontinuation	0	0	0	0	0	0
AE Leading to study withdrawal	0	0	0	0	0	0
AE with highest incidence						
Pyrexia	16 (32.0)	18 (34.0)	13 (24.5)	31 (29.2)	1 (10.0)	2 (9.1)
Nasopharyngitis	10 (20.0)	15 (28.3)	11 (20.8)	26 (24.5)	4 (40.0)	6 (27.3)
Cough	11 (22.0)	15 (28.3)	11 (20.8)	26 (24.5)	1 (10.0)	4 (18.2)
SAE with highest incidence						
Pneumonia	0	3 (5.7)	4 (7.5)	7 (6.6)	0	0
Dehydration	0	2 (3.8)	1 (1.9)	3 (2.8)	0	0

KEY TAKEAWAYS

- Treatment with apitegromab was well-tolerated across all age groups, with a safety profile consistent with established safety profile
- There were no clinically relevant differences in the adverse event profile by dose, 10 mg/kg vs 20 mg/kg
- Serious adverse events (SAEs) were consistent with underlying disease and SMN treatment; no SAEs were assessed as related to apitegromab
- There were no deaths or study drug discontinuations due to adverse events
- 1 patient tested positive for ADA; the samples were further assessed and determined to be below the sensitivity cutoff point

AE=Adverse Event; SAE= serious adverse event; SOC=standard of care; SMN=survival motor neuron; ADA=anti-drug antibodies; all AEs are coded using the MedDRA version 26.1.

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© 2024 Scholar Rock, Inc. All rights reserved.